Exhibit 99.1

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Exhibit 99.1

[LOGO]	Solutions for a nanoscale world.

[GRAPHIC]

Investor Presentation

April 2006

Veeco Instruments Inc.

VEECO PROVIDES ENABLING TECHNOLOGY IN PROCESS EQUIPMENT AND METROLOGY FOR MULTIPLE GROWTH MARKETS

Data Storage	Semiconductor	HB-LED/Wireless	Scientific Research

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Embedded Storage for CE	90 and 65nm	HB-LED / Wireless,	Nanotech, Material &
Microdrives / Femto TFHS	300mm	Automotive, Camera Cell	Life Science
Perpendicular recording		Phones, Backlit LCD TV

040006 Braun Investor Presentation	[LOGO]

MANAGEMENT HIGHLIGHTS

•                  Solid Q106 results; $94M revenue in line…orders up; gross margins up, EBITA up significantly…above prior year and above guidance.

•                  2006 market conditions continue to strengthen…expect double digit growth in Data Storage and HB-LED / Wireless; single digit growth in Semiconductor and Scientific Research.

•                  Q1 Orders $127M reflect 55% growth in Data Storage to a record $70M… 74% growth in HB-LED / Wireless to $24M.

•                  Driven by the high growth of embedded hard drive storage in consumer electronics, investment in perpendicular recording, and the beginning of HB-LED / Wireless backlighting of flat panel LCD TV.

•                  Improved market conditions and new product introductions will allow Veeco Revenue growth to $450M in 2006; EBITA growth to ~$50M.

SOLID Q1 RESULTS Revenue in line…growth in Orders, Gross Margin and EBITA

REVENUE		$94M …IN LINE WITH GUIDANCE…FLAT WITH Q105

ORDERS	$127M…	UP 28% FROM Q105
(5 YEAR HIGH) …ABOVE GUIDANCE

EBITA		$5.7M...UP 115% FROM Q105

EPS (NON GAAP)		$0.09 PER SHARE VS. $.01 IN Q105, ABOVE GUIDANCE

GROSS MARGIN		44.5% VS 40% Q105

CASH		$113.5M AFTER REPURCHASE OF CONVERT BONDS ($20M)

BOOK/BILL		1.35 TO 1

VEECO’S STRATEGY FOR GROWTH

•                  Develop a broad product line of enabling Process Equipment and Metrology technologies.

•                  Develop strategic relationships with technology leaders worldwide.

•                  Capture leading market share in all product lines.

•                  Leverage our exposure to end markets with high-growth potential.

•                  Fuel our growth through the development of new products tied to our customers new technology roadmap demands.

•                  Continually improve our operations to remain profitable through industry cycles.

WE BELIEVE THERE IS A MULTI-HUNDRED MILLION DOLLAR GROWTH OPPORTUNITY FOR VEECO EXISTING IN THE TECHNOLOGIES WE OWN TODAY

INNOVATIVE NEW CONSUMER ELECTRONICS PRODUCTS

[GRAPHIC]	Consumer products named “Most Innovative” at January 2006 CES show. Demonstrates convergence of SEMI, data storage, HB-LED / Wireless technology.	[GRAPHIC]
Samsung backlit LED TV		Pioneer Navigation System

[GRAPHIC]		[GRAPHIC]
Samsung ZX20 Cell Phone		Zen Vision / I-Pod / MP-3

[GRAPHIC]
Sony Handycam

VEECO ENTERS A MULTI-YEAR, MULTI-MARKET GROWTH OPPORTUNITY

2006 Opportunity for Growth in All Veeco Core Markets

		2005 Veeco	2006 Veeco
		Revenue	Revenue Forecast
Hard Disk Drive	Consumer Electronics technology & capacity investments require new Veeco Equipment & Metrology	+35%	+15 to 20%

HB-LED / Wireless	“Brightness Roadmap” for solid state lighting requires continued MOCVD technology advances	-36%	+20 to 30%

Semiconductor	More 3D Metrology required as dimensions shrink below 90nm	+27%	+8 to 10%

Scientific Research	Nanoscale Research requires atomic instrumentation	-2%	+6 to 8%

		$410.2M	~$450M
		+5%	+10%

BROAD PRODUCT LINE OF PROCESS EQUIPMENT AND METROLOGY TECHNOLOGIES

WHAT WE DO

PROCESS EQUIPMENT

[GRAPHIC]

ADD MATERIAL

(DEPOSITION)

[GRAPHIC]

REMOVE MATERIAL

METROLOGY

[GRAPHIC]

IMAGE, MEASURE & MONITOR

‘06 NEW PRODUCTS at HIGHER GROSS MARGINS

•	Ion Beam Deposition (IBD)
•	Physical Vapor Deposition (PVD)
•	Atomic Layer Deposition (ALD)
•	Molecular Beam Epitaxy (MBE)
Diamond-Like Coating (DLC)
•	Metal Organic CVD (MOCVD)

•	Ion Beam Etch (IBE)
•	Precision Lapping/Slicing

•	Atomic Force Microscopy (AFM)
•	Scanning Probe Microscopy (SPM)
•	Stylus & Optical Profilers

NEW PRODUCT REVENUE TO EXCEED $175 MILLION

WE HAVE STRATEGIC RELATIONSHIPS WITH GLOBAL TECHNOLOGY LEADERS AND STRONG MARKET SHARE

Strong Market Share	Serving Global Industry Leaders

Data Storage

#1 TFMH	[LOGO]
Equipment

HB-LED / Wireless

A Leader in MOCVD
and MBE

Semiconductor

#1 AFM,
Leader Optical

Scientific Research

#1 Research AFM

Q1 – TOP 15 CUSTOMERS (ORDERS) BY MARKET

Large orders across all major Veeco markets

					HB - LED &	Scientific
			Data Storage	Semiconductor	Wireless	Research

1.	Seagate		X
2.	Hitachi Global Storage Tech		X
3.	Western Digital		X
4.	Headway/TDK/SAE		X
5.	Huga Opto Tech				X
6.	Epitech Technology				X
7.	High Link Tech Corp				X
8.	RF Micro Devices				X
9.	ALPS		X
10.	Sumika Electronic Materials				X
11.	Svetlana Optoelectronics				X
12.	ST Microelectronics			X
13.	TECH Semiconductor			X
14.	Micron Technology			X
15.	STS Semiconductor			X

TOTAL TOP 15 BY MARKET		RECORD	5	4	6
TOTAL $ ORDERS BY MARKET		LEVEL	$70M	$10M	$24M	$22M

VEECO’s FINANCIAL MODEL

VEECO HAS A DIVERSE REVENUE BASE . . . multi-product . . . multi-market . . . worldwide exposure

Q106 Revenue $93.9M

[CHART]	[CHART]	[CHART]

Revenue by Product	Revenue by Market	Revenue by Geography
(Equipment up 6%)	(Data Storage up 56%)	(APAC growth +24%)

Veeco benefits from product, market and geographic diversity

VEECO HAS A DIVERSE REVENUE BASE . . . multi-product . . . multi-market . . . worldwide exposure

Q106 Orders $127M (5 year high)

[CHART]	[CHART]	[CHART]

Orders by Product	Orders by Market	Orders by Geography
(Equipment Orders Up 51%)	(Data Storage Orders Up 55%	(APAC Up 74%)
HB-LED / Wireless Orders Up 74%)

Q1 Orders reflect strong Data Storage,
HB-LED/Wireless markets and APAC growth

VEECO’S 2006 GROWTH OPPORTUNITY… INCREASED REVENUES AND GROSS MARGINS

[CHART]

Revenue and margin growth opportunities in both Equipment and Metrology…benefit of new products and outsourcing

Q1… 23% SEQUENTIAL ORDER GROWTH…INCREASES BACKLOG… QUARTERLY REVENUE TO TREND UPWARD THROUGH 2006

Orders ($M) TRENDING UP

[CHART]

1st HALF ORDERS ~$255M

Q1 Orders Up 23% Sequentially.

Up 28% Year Over Year.

Revenue ($M) TRENDING UP

[CHART]

2nd HALF REVENUE ~$250M

=$450M YEAR

Q1 Backlog Up +$30M; Revenue to Trend Upward.

Expect Year Over Year Revenue Growth In Each Quarter.

2006…GROSS MARGINS and EBITA TREND UPWARD

Gross Margin TRENDING UP

[CHART]

Expect Year Over Year
Margin Growth In Each Quarter.

EBITA ($M) TRENDING UP

[CHART]

Expect Year Over Year
EBITA Growth In Each Quarter of 2006.

*EBITA calculation =  earnings before interest, taxes and amortization…see reconciliation table

2006/07 CONTINUED GROWTH IN REVENUE, MARGINS & EBITA ($M)

Revenue

[CHART]

2006 Revenue

Growth +10 to 15%.

Gross Margin

[CHART]

Gross Margin Improvement

+3% Points Per Year.

EBITA**

[CHART]

EBITA Nearly Doubles

Again For 2006/2007.

*In line with current Analyst consensus (target performance for 2007/8 timeframe)

**EBITA calculation =  earnings before interest, taxes and amortization…see reconciliation table

IMPROVE PROFITABILITY…COST REDUCTION… OPERATIONAL EXCELLENCE INITIATIVES

In progress	Reduce system material content…use of centralized buying…partnering with Brooks Automation

2006	Simplify Veeco operational organization around a single Process Equipment and a single Metrology senior management structure with emphasis on:

	• Centralized material purchasing/better supplier management
	• Increased outsourcing content of new products
	• Development of common hardware/software platforms
	• Shorter manufacturing cycles …less inventory …improved reliability

	Implement SAP across all Veeco divisions (end of ‘06) to eliminate layers of order entry / financial management

	Operational excellence to include inventory reduction, capex reduction, DSO management and cash generation …best practices across all of Veeco

2007 Quarterly Timeframe	Achieve Target Business Model

	Sales	$500	M
	Gross Margin	50%
	Operating Expense	30%
	EBITA	20%

IMPROVED FINANCIAL PERFORMANCE IN PEAK AND TROUGH QUARTERS

	Trough Quarter						Peak Quarter
					Total						Total		2007
	Equipment		Metrology		Veeco		Equipment		Metrology		Veeco		Target

Sales	100%		100%		100%		100%		100%		100%		100%

Gross Margin	38%		51%		45%		43%		56%		48%		48 - 50%

Op Exp	35%		35%		39%		26%		31%		32%		30%

EBITA	3.5%		16%		6%		17%		25%		16%		18 - 20%

Revenue	$49	M	$45	M	$94	M	$75	M	$53	M	$128	M	~$130 to $140M / Quarter

Earn 5 to 6% in Trough quarters ($90 – $95M)	Earn 15 to 20% in Peak quarters ($125 – $135M)

Q2 2006 GUIDANCE

•                  Q2 revenues to be in the range of $105 - $110 million.

•                  Q2 orders to be in the range of $125 - $130 million.

•                  Q2 2006 GAAP in the range of $0.02 to $0.08 per share.

•                  Q2 2006 non-GAAP (excluding amortization) earnings per diluted share are expected to be between $0.12 and $0.16 using a 35% tax rate, including options expense.

Data Storage Opportunity

VEECO PROCESS EQUIPMENT OVERVIEW

Veeco Equipment’s Leadership Position in:

Ion Beam Etch/Deposition	Data Storage TFMH	Areal Density, Perpendicular Transition and Capacity Growth (Consumer Electronics)
Physical Vapor Deposition
Atomic Layer Deposition
Diamond Like Carbon
Precision Lapping/Dicing

MOCVD	HB-LED / Wireless; High - Frequency Power Devices	Critical Backlighting, LCD/TV, Cell Phones, PDAs, Automotive, Specialty Lighting
MBE
Epitaxial Films

PE Revenue	2004		GM	2005		GM	2006F		GM
Ion Beam / Mechanical	$134	M		$163	M		$175	M
Epitaxial	$93	M		$65	M		$80	M
Process Equipment	$227	M	30%	$228	M	35%	$255	M	40%

CONSUMER APPLICATIONS ENABLE EXPONENTIAL HARD DRIVE GROWTH… unit growth to double

[CHART]

Source :  Hitachi GST Estimate

DATA STORAGE…hard disk drive unit growth >20% compound growth…consumer electronics segment will approach size of computer market segment

[CHART]

HDD OPPORTUNITY: UNPRECEDENTED TECHNOLOGY AND FORM FACTOR CHANGES OCCURRING SIMULTANEOUSLY

TFMH Technology Changes Drive Capital Equipment Growth

[CHART]

Areal density roadmap increases (30%) per year toward CPP (perpendicular recording) capable of 1 Terabit/in² (2008)…will require new manufacturing technology.

Microdrives

[GRAPHIC]

Slider Shrinks (FEMTO) and Wafer Size Increases (200mm)

[GRAPHIC]

Perpendicular Recording Development

[GRAPHIC]

DATA STORAGE MULTI-YEAR INVESTMENT IN NEW TECHNOLOGY & CAPACITY… PROVIDES VEECO WITH CONTINUED GROWTH

Technology (units)		2004	2005	2006	2007	CAGR
TFMH (M) Growth		885	1181	1385	1579	+22%
PMR Content		0%	2.3%	14%	30%
Femto Content		0%	3.1%	31%	80%
Larger Wafer 150mm/200mm					10%

	2003	2004	2005	2006F		CAGR
Veeco Revenue	$90M	$123M	$167M	$220M		~35%

Market Conditions	• Modest industry / areal density investment	• Areal density growth 30% per year GMR • Flash emerges	• TMR higher areal density growth • Consumer electronics • Seagate / Maxtor	• Perpendicular recording / Areal density growth • Femto sliders/200mm wafers • Continued CE and mobile growth

New Veeco Products			• New Nexus • IBE / IBD / DLC • Optical Profiler	• New Slider tools (saws / lapping) • New PVD / ALD deposition • Advanced Metrology Auto AFM

VEECO: A STRATEGIC PARTNER TO TFMH SUPPLIERS… IN EVERY STEP OF THE MANUFACTURING PROCESS

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

WAFER PROCESSES	ROWBAR/SLIDER PROCESSES	HGS, FINAL ASSY AND TEST

[GRAPHIC]

Veeco: a singular vision for data storage.

Veeco is the only company that provides a complete suite of process equipment and metrology solutions for every step of your process today.  And, we are the only company making the investment to extend the breadth of our technologies and precision of our solutions to be a strategic partner as you make the transition to smaller, higher-density drives in the future.

HB-LED / Wireless Opportunity

HB-LED / WIRELESS OPPORTUNITY: “BRIGHTNESS”
DEFINES NEXT GENERATION VEECO MOCVD

[CHART]

SOLID STATE LIGHTING GROWTH OPPORTUNITY
Red, Green, Blue HB-LED / WIRELESS >20% CAGR

[CHART]

LED FORECAST…GaN HB-LED / WIRELESS MARKET CONTINUES TO GROW (22% CAGR ‘05 to ‘09)

[CHART]

Source: Strategies Unlimited

HB-LED / WIRELESS OPPORTUNITY:  MULTI-YEAR EQUIPMENT GROWTH FROM INCREASED ADOPTION

Mobile	Outdoor	LCD	Automotive	General
Appliances	Signage	Backlighting	Lighting	Illumination

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Cell phones	Large displays	Flat Panel TVs	Headlamps	Interior lighting
PDAs	Traffic signals	Laptops	Dashboard	Industrial
Flashlights	Storefront lighting	Retail Display	Heads up displays	Event lighting

57% growth in LEDs	Signage displays	Color rendering	60 million light vehicles	5% of LED market in
for backlighting in	continue to become	significantly higher	produced per year;	2004, growing fast
2004	larger and more	than CCFL (100%	only 40% use LEDs
	dynamic	NTSC)		Flexibility of light
Expected growth for			Headlamps and DRL	quality and color drives
white “flash” LED and	Beijing 2008 Olympics	Adopted for high-end	will be introduced as	novel applications
other small displays	driving adoption in	TV units; will increase	brightness continues to
	China	penetration as price	increase	5-10 years before
		falls		major adoption into
general lighting

2006-2007 GROWTH OPPORTUNITY

MULTI-YEAR HB-LED / WIRELESS GROWTH DRIVEN BY “WHITE LED” PENETRATION OF LCD TV, AUTOMOTIVE & ARCHITECTURAL LIGHTING

	2005	2006	2007	2008	2009	CAGR
LED Units	22B	28B	32B	42B	54B	+23%
Flat Panel
Backlit Units	208M	260M	296M	321M	350M	+20%
LED - Backlit
Penetration	0.2%	1.0%	3.5%	9.0%	13.0%
Veeco CS Revenue	$65M	$88M +30 to 35%	$115M +30%	$150M 30%	$175M +15%	27%

Market Applications	• Mobile phones	• Camera flash	• Backlit LCD TV	• Specialty interior lighting
	• Outdoor signs	• Backlit laptops	• Auto headlights	• General illumination
	• Traffic lights	• Auto lighting	• Architectural lighting

Veeco Metrology

VEECO METROLOGY OVERVIEW

Veeco’s Metrology Leadership Position in:

Nano-Bio Research
Research and Automated
Atomic Force Microscopy	Semiconductor (90/65nm CD Metrology)
Optical Profilers
Data Storage (Wafer/Slider Metrology)

Metrology Revenues	2004		GM	2005		GM	2006F		GM
Auto AFM	$40	M		$51	M		$54	M
Nano-Bio/Sci.Res	$123	M		$131	M		$141	M
Total	$163	M	52%	$182	M	51%	$195	M	53%

NANOTECHNOLOGY “All the World’s Industry is in its Path”

Life Science		Information Technology

[GRAPHIC]		[GRAPHIC]

Human Hair		MEMS
70um wide		10um - 1mm

[GRAPHIC]		[GRAPHIC]

Red Blood Cells		Transistor
3um		0.5um - 90nm

[GRAPHIC]		[GRAPHIC]

DNA Strand		Magnetic Bits (HDD)
2nm wide		160nmx40nm (100Gb/in2)

[GRAPHIC]		[GRAPHIC]

Silicon Atom	[GRAPHIC]	Quantum Dots
0.2nm dia	NANO RULER	20nm wide each

AFMs Image, Measure and Manipulate  Nanoscale Structures

[GRAPHIC]

VEECO’S BROAD-BASED METROLOGY

Nanotechnology

•                  Nano Metrology

•                  Nano Manipulation

•                  Nano Material

Materials Research

•                  Semiconductor

•                  Future Data Storage

•                  Polymers

Life Sciences

•                  Living Cells

•                  DNA

•                  Proteomics

We sell approximately 100 Scientific Research Tabletop AFMs per quarter… stable, high margin business with ‘06 Growth in “Nano-Bio”

Carbon Nanotube Transistor

[GRAPHIC]

Polymers

[GRAPHIC]

Cu Films

[GRAPHIC]

Magnetic Storage Media

[GRAPHIC]

DNA

[GRAPHIC]

Lipids

[GRAPHIC]

Protein Crystal Detection

[GRAPHIC]

BIO INSTRUMENTATION OPPORTUNITY

AFM enables scientists in biology and life sciences to discover the structure, function, interactions of:

•                  Biological molecules (e.g., proteins, DNA…)

•                  Viruses

•                  Live cells

•                  Biomaterials

•                  …in real life conditions

Application areas include:

•                  Biomaterial development and characterization

•                  Implants, medical devices, cosmetics, artificial or engineered tissue

•                  Revealing disease mechanism and drug development

[GRAPHIC]

Works in Conjunction with Optical Microscopes

[GRAPHIC]

Tubular Micelles 1.72 micron image

KEY METROLOGY FOCUS: AFM APPLICATIONS ‘LAB-TO-FAB’

RESEARCH & SCIENTIFIC

[GRAPHIC]

INSTALLED BASE >7,000 SYSTEMS

Topography	Magnetics	Life Science	Nano ‘Pull / Position”

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Atomic Scale Meas.	Polarization Meas.	Non-destructive	Nano-manipulation
(Copper seed layer)	(BiFeO3 spheres)	(SARS virus)	& PicoForce

PRODUCTION FAB

[GRAPHIC]

INSTALLED BASE >350 SYSTEMS; DATA STORAGE APPLICATIONS EMERGING

CMP	Etch	Litho Resist	Litho Masks

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

SEMICONDUCTOR OPPORTUNITY: FOCUS ON CONTINUED DEVELOPMENT OF LEADING-EDGE TIP TECHNOLOGY

[GRAPHIC]

Veeco tip development roadmap addresses leading edge 45nm and 25nm applications

[GRAPHIC]

JDP with Leti and Team NanoTech for advanced tip development

Next-gen tips required to meet industry roadmap and improve customers’ CoO

2005-2006 OPPORTUNITY TO STRENGTHEN BALANCE SHEET THROUGH CASH GENERATION ($M)

($ IN MILLIONS)	March 31, 2006	December 31, 2005

Cash and Investments	$113.5	$124.5

Working Capital	216.5	229.7

Fixed Assets	69.8	69.8

Total Asset	547.0	567.9

Long Term Debt	209.1	229.2
($200M convert due late 2008)

Shareholder’s Equity	$251.3	$248.6

CASH GENERATED BY OPERATIONS IN 2005 TOTALED $44.9M

February 18, 2006: Veeco repurchased $20M of convertible notes

VEECO’S HISTORICAL FINANCIALS AND OUTLOOK

2006 Forecast …potential record SALES and PROFITABILITY

[CHART]

[CHART]

•                  Founded in 1990 with Sales of $30M . . . IPO in 1994

•                  12 year Sales growth (1994 – 2005) from $86M to $410.2M . . . with +14% CAGR per year

*Exclusive of non-recurring charges

SAFE HARBOR STATEMENT

To the extent that this presentation discusses expectations about market conditions, market acceptance and future sales of Veeco’s products, Veeco’s future financial performance, future disclosures, or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made.  These factors include the challenges of volatility in end market conditions and the cyclical nature of the data storage, semiconductor, HB-LED/wireless and scientific research markets, risks associated with integrating acquired businesses and the acceptance of new products by individual customers and by the marketplace and other factors discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2005, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

In addition, this presentation may review non-GAAP financial measures. For GAAP reconciliation, please refer to the reconciliation section in this presentation as well as Veeco’s financial press releases and 10K and 10Q filings available on www.veeco.com

APPENDIX

Q106 RECONCILIATION TABLE

	Three months ended March 31,
	(in thousands)
	2006		2005
Operating income (loss)	$1,639		$(1,855)
Amortization expense	4,015		4,490
Earnings before interest, income taxes and amortization (“EBITA”) excluding certain items	5,654		2,635
Interest expense, net	1,378		2,146
Gain on extinguishment of debt	(330	)(1)	—
Adjustment to exclude gain on extinguishment of debt	330		—
Earnings excluding certain items before income taxes	4,276		489
Income tax provision at 35%	1,497		171
Earnings excluding certain items	$2,779		$318
Earnings excluding certain items per diluted share	$0.09		$0.01
Diluted weighted average shares outstanding	$30,655		30,052

(1)                                  During the first quarter of 2006, the Company repurchased $20.0 million aggregate principal amount of its 4.125% convertible subordinated notes. As a result of this repurchase, the amount of convertible subordinated notes outstanding was reduced to $200.0 million, and the Company recorded a gain from the early extinguishment of debt in the amount of $0.6 million, offset by a $0.3 million proportionate reduction in the related deferred financing costs for a net gain of $0.3 million.

NOTE:  The above reconciliation is intended to present Veeco’s operating results, excluding certain charges and providing income taxes at a 35% statutory rate.  This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies.  Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used by management to plan and forecast future periods.  The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information

Q206 GUIDANCE RECONCILIATION TABLE

	Guidance for three months ended June
	30, 2006 (in thousands)
	Low End	High End
Operating income (loss)	$11,200	$13,200
Amortization expense	4,000	4,000
Earnings before interest, income taxes and amortization (“EBITA”) excluding certain items	7,200	9,200
Interest expense, net	1,500	1,500
Earnings excluding certain items before income taxes	5,700	7,700
Income tax provision at 35%	1,995	2,695
Earnings excluding certain items	$3,705	$5,005
Earnings excluding certain items per diluted share	$0.12	$0.16
Diluted weighted average shares outstanding	31,200	31,200

(1)                                  The forecasted income tax expenses for the three months ending June 31, 2006 high end and low end guidance is $1.2 million.

NOTE:  The above reconciliation is intended to present Veeco’s operating results, excluding certain charges and providing income taxes at a 35% statutory rate.  This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies.  Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used by management to plan and forecast future periods.  The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information

RECONCILIATION OF OPERATING INCOME (LOSS)  "GAAP BASIS" to EBITA

		ADJUSTMENTS
	Operating income (loss) "GAAP basis"	Amortization expense	Asset impairment charges	Inventory write-offs	Merger and restructuring expenses	Write-off of deferred charges	Purchase accounting adjustments	Write-off of purchased in-process technology	Earnings before interest, income taxes, & amortization excluding certain items ("EBITA")
FOR THE YEARS ENDING

2007 (F)	$55,000	$15,000	$—	$—	$—	$—	$—	$—	70,000

2006 (F)	34,163	15,837	—	—	—	—	—	—	50,000

2005	11,066	16,583	—	—	1,165	—	—	—	28,814

2004	(11,558)	18,465	816	500	3,562	—	1,498	600	13,883

2003	(9,325)	13,800	—	—	5,403	—	1,664	1,500	13,042

2002	(137,895)	13,323	99,663	15,000	11,248	—	—	—	1,339

2001	20,325	9,469	3,418	13,547	3,046	—	—	8,200	58,005

2000	7,138	3,736	3,722	15,322	14,206	—	—	—	44,124

1999	39,709	479	—	—	2,600	—	—	2,474	45,262

1998	21,837	389	—	—	7,500	675	—	—	30,401

1997	38,994	276	—	—	2,250	—	—	4,200	45,720

1996	37,900	200	—	—	—	—	—	—	38,100

1995	24,200	200	—	—	—	—	—	—	24,400

1994	8,000	300	—	—	—	—	—	—	8,300